UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2024
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
974 Centre Road,
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Corteva, Inc. (the “Company”) held on April 26, 2024, the stockholders of the Company approved a proposed amendment (the “ Exculpation Amendment”) to the Company’s certificate of incorporation to permit the exculpation of officers, as is consistent with the Delaware General Corporation Law. The Exculpation Amendment is described in detail under “Agenda Item 4: Amendment to Certificate of Incorporation” commencing on page 66 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2024 (the “Proxy Statement”) in connection with the Annual Meeting. The foregoing description of the Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of incorporation, as modified by the Exculpation Amendment (the “Second Amended and Restated Certificate of Incorporation”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Second Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on May 1, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders

    On April 26, 2024, the Company held its Annual Meeting. As of the close of business on March 1, 2024, the record date for the annual meeting, 698,880,420 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 613,323,883 shares of common stock were voted in person or by proxy, representing 87.75 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the Company's Proxy Statement.

Proposal 1 - Election of Directors. The Company’s stockholders elected the following 13 nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their successors have been duly elected or appointed.

Director	For	Against	Abstain	Broker Non-Votes
Lamberto Andreotti	539,684,718	11,699,033	597,147	61,342,985
Klaus A. Engel, Ph.D.	545,240,186	6,133,830	606,882	61,342,985
David C. Everitt	542,708,188	8,665,360	607,350	61,342,985
Janet P. Giesselman	537,431,173	13,711,940	837,785	61,342,985
Karen H. Grimes	546,766,775	4,647,600	566,523	61,342,985
Michael O. Johanns	545,080,446	6,276,804	623,648	61,342,985
Rebecca B. Liebert, Ph.D.	546,753,562	4,665,971	561,365	61,342,985
Marcos M. Lutz	546,682,296	4,706,231	592,371	61,342,985
Charles V. Magro	549,782,583	1,587,262	611,053	61,342,985
Nayaki R. Nayyar	543,321,110	8,038,472	621,316	61,342,985
Gregory R. Page	533,752,327	17,643,444	585,127	61,342,985
Kerry J. Preete	546,798,879	4,588,068	593,951	61,342,985
Patrick J. Ward	546,486,625	4,890,084	604,189	61,342,985

Proposal 2 - Advisory Vote on Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
524,024,952	26,697,473	1,258,473	61,342,985

Proposal 3 - Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

For	Against	Abstain
592,592,662	20,166,242	564,979

Proposal 4 - Approval of an Amendment to Corteva's Certificate of Incorporation. The Company’s stockholders approved an Amendment to Corteva's Certificate of Incorporation, described in Item 5.03.

For	Against	Abstain	Broker Non-Votes
498,391,718	52,154,617	1,434,563	61,342,985

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Corteva, Inc., effective May 1, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Brian Titus
Name:	Brian Titus
Title:	Vice President and Controller

May 2, 2024